UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	March 19, 2007

Crown Crafts, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7604	58-0678148

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification
Incorporation)		No.)

916 South Burnside Avenue, Gonzales, LA	70737

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(225) 647-9100

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On March 19, 2007, Crown Crafts, Inc. issued a press release announcing that it will begin trading on The NASDAQ Capital Market when the market opens on Monday, March 19, 2007. A copy of that press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          99.1 Press Release dated March 19, 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CROWN CRAFTS, INC.
By:	/s/ Amy Vidrine Samson
Amy Vidrine Samson,
Vice President and Chief Financial Officer Chief Accounting Officer

Dated: March 19, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated March 19, 2007.